Agreement dated this 24 day of March, 1999
B E T W E E N
                          INFOCAST CANADA CORPORATION,
                      A company incorporated under the laws
                           of the Province of Ontario

                     (hereinafter referred to as "InfoCast")
                                                               OF THE FIRST PART
                                     - and -

                       APPLIED COURSEWARE TECHNOLOGY INC.
                      A company incorporated under the laws
                   Of the Canadian Business Corporations Act.

                       (hereinafter referred to as ("ACT")

                                                              OF THE SECOND PART

WHEREAS ACT is under a long term contract with InfoCast;

AND WHEREAS ACT requires a cash advance of Cdn$ 140,000 to settle an outstanding loan with the Business Development Bank ("BDB");

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreement herein contained and for other good and valuable consideration, it is hereby agreed by the parties as follows:

1. InfoCast will advance the necessary funds by way of a promissory note attached hereto as Schedule "A" to enable ACT to cancel its outstanding loan with the BDB and in exchange, Act undertakes to give priority to the contract work undertaken with InfoCast towards meeting the deadline on the ITC/College Boreal Agreement; and

2. As a guarantee of the repayment of the loan, ACT will effect the transfer of the present escrowed agreement in place with the BDB to be assigned to InfoCast.


IN WITNESS WHEREOF the parties cause this agreement to be duly executed this 24 day of March, 1999

INFOCAST CANADA CORPORATION

/s/ James Hines
----------------------------
Per: James Hines


APPLIED COURSEWARE TECHNOLOGY

/s/ Gerry Costello
-----------------------------
Per: Gerry Costello

                                 PROMISSORY NOTE


FOR VALUE RECEIVED the Undersigned acknowledges itself indebted and promises to pay to, or to the order of, InfoCast Canada Corporation, 1 Richmond Street West, Suite 901, Toronto, Ontario M5H 3W4 or where it otherwise may direct, the principal sum of Cdn$ 140,000 bearing 7% interest per annum on or before December 31, 1999.

This promissory note shall enure to the benefit of the holder and be binding upon the undersigned and their respective successors and assigns.




DATED the 25 day of March, 1999



APPLIED COURSEWARE TECHNOLOGY (ACT) INC.


Per: /s/ Gerry Costello
     ------------------------------------
       Authorized Signatory



WITNESS


Per:  /s/ Elia Crespo
      -----------------------------------
Name:       Elia Crespo